Exhibit 10.5

Asset Purchase Agreement dated March 1, 1996 among Great Lakes Home Medical, Inc., Michael E. Belleau, James Bickel, Thomas Mainhardt and Life Critical Care, as amended


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                                FOURTH AMENDMENT
                                       TO
                            ASSET PURCHASE AGREEMENT


         THIS FOURTH AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment") is executed this ___ day of January, 1997 to be made effective as of the 24th day of January, 1997, by and among Great Lakes Home Medical, Inc., Michael E. Belleau, James Bickel, Thomas Mainhardt and Life Critical Care Corporation.

                                    RECITALS

         The parties are parties to an Asset Purchase Agreement among them dated March 1, 1996, as amended by a First Amendment to Asset Purchase Agreement dated June 24, 1996, as further amended by a Second Amendment to Asset Purchase Agreement dated September 20, 1996, and as further amended by a Third Amendment to Asset Purchase Agreement dated as of December 18, 1996 (as amended, the "Agreement") and desire to amend the Agreement as set forth herein.

         NOW, THEREFORE, FOR AND IN CONSIDERATION OF the mutual entry into this Amendment by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereto hereby agree as follows:

         Section 1. Amendment of Agreement. The provisions of the Agreement are hereby amended as follows:

         (a) Section 1.1 of the Agreement is hereby amended by deleting the date "January 31, 1997" as it appears in the third line thereof and by inserting in lieu thereof the date "February 28, 1997."

         (b) Section 1.5(vi) is hereby amended by deleting existing Section 1.5(vi) and by inserting the following in lieu thereof:

                  "(vi) The Closing shall have been completed on or before February 28, 1997. Conforming changes are hereby made to any other affected Sections of this Agreement, including without limitation Sections 7.2.2 and 7.2.3."

         Section 2. Effect of this Amendment. Except as is hereinabove set forth, the provisions of the Agreement shall hereafter remain in full force and effect.

         Section 3. This Amendment may be executed in two or more counterparts, all of which when taken together shall constitute one and the same original.

         IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

                                          GREAT LAKES HOME MEDICAL, INC.


                                          By:  ________________________________
                                               Michael E. Belleau, President


                                          LIFE CRITICAL CARE CORPORATION


                                          By:  ________________________________
                                               Thomas H. White,  President


                                          _____________________________________
                                          Michael E. Belleau, Individually


                                          _____________________________________
                                          James Bickel, Individually


                                          _____________________________________
                                          Thomas Mainhardt, Individually

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